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                                VALIC COMPANY II
                            CAPITAL APPRECIATION FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2006


On July 18, 2006, the Board of Trustees (the "Board") of VALIC Company II (the "Series Company") approved an investment sub-advisory agreement (the "Agreement") with Bridgeway Capital Management, Inc. ("Bridgeway"). The Agreement provides that Bridgeway will serve as a sub-adviser of the Capital Appreciation Fund (the "Fund") effective on or about October 1, 2006. The Board approved the Agreement with Bridgeway without a shareholder vote pursuant to an exemptive order granted by the Securities and Exchange Commission. The Series Company will mail an information statement to all shareholders of record explaining the addition of Bridgeway in further detail.

In connection with the engagement of Bridgeway, the Board approved the termination of Credit Suisse Asset Management, LLC as a sub-adviser for the Fund to be effective on or about September 30, 2006.


Date:   July 21, 2006